4th Quarter 2024 Update January 28, 2025

Presentation Index Corporate Overview Our Investment Thesis 4th Quarter 2024 Results Line of Business Updates Appendix 3 10 18 34 45 Board of Directors Peer Group Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slides 49-51 for important disclosures about information contained in this presentation. Forward-Looking Statements Acquisition Update 7 HTLF Financial Update

Corporate Overview Asset-based lending Healthcare Services National Presence International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (5) Fund Services Private Wealth Management & Personal Trust 93 banking centers (4) 235 ATMs UMB Bank Presence & Expansion UMB Financial Corporation Headquarters Highlights At, or for the 3 months ended 12/31/24. (1) Includes $14.0B in managed assets and $2.5B in Assets Under Administration for Private Wealth customers; (2) Includes AUA in Fund Services / custody, corporate trust and Healthcare Services; (3) Operating ROTCE is a non-GAAP measure. See reconciliation on slide 57; 4) 93 OCC-licensed physical locations, including 89 retail branches plus 4 commercial and/or private banking centers; (5) UMB Bank, n.a. Capital Markets Division.

Business Model
Our Diverse Foundation

Commercial & Personal Banking Services

4Q'24 Revenue: $271.3 million. 4Q'24 Average Deposits: $23.1 billion [1]

Commercial

Average loans: $21.3B [2]

Average deposits: $15.9B

- C&I lending
- Small business lending
- CRE and Construction lending
- Specialized Expertise:
  - Agribusiness
  - Energy
  - Practice finance
  - Aviation
  - Asset-based lending
  - Beverage
  - Mezzanine debt and equity investments
- Treasury management
- Merchant payments

Consumer

Average loans: $3.3B [2] [3]

Average deposits: $7.2B

- Retail deposit and lending services through 93 banking centers [4] and online
- Private banking services
- Consumer mortgage

Private Wealth

AUM = $14.0B

AUA = $2.5B

- Financial planning
- Investment management
- Wealth solutions
- Business succession and exit planning
- Trust and custody
- Estate planning
- Direct private equity investment access

Institutional Banking Services

4Q'24 Revenue: $162.9 million. 4Q'24 Average Deposits: $14.9 billion [1]

Institutional Banking provides solutions for the entire marketplace; $525.9 billion in AUA [5]

Corporate Trust

- Bond trustee, paying agent and escrow services

Institutional Custody

- Domestic and international custody services

Fund Services

- Fund accounting and administration; transfer agency
- Alternative investment servicing

Specialty Trust & Agency Solutions

- Default workout and successor trustee services
- Aviation, ABS and loan agency services
- CLO trustee and loan administration services

Capital Markets Division [6]

- Fixed income sales and trading
- Public finance
- Asset / liability management services

Investor Solutions

- Banking, cash management and specialty services for financial firms

Healthcare Services

- Health savings and benefit spending accounts
- Healthcare payment solutions

Balances at, or for quarter ended, 12/31/24 (1) Excludes brokered CDs issued by Corp. Treasury; (2) Excludes credit card; (3) Includes consumer plus residential real estate loans; (4) 93 OCC-licensed physical locations, including 89 retail branches plus 4 commercial and/or private banking centers; (5) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (6) Products offered through UMB Bank Capital Markets Division: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

4

Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. the unparalleled customer experience An unwavering commitment to doing more for our customers. Whether it’s having a heart for each other, our customers or our communities, we support work through inclusive policies and empowering people to create fulfilling lives in and out of the workplace. MORE HEART Our goal is to grow existing strengths and build new skills. We’re committed to empowering our workforce to make an impact and achieve their goals through open conversations and providing the tools to develop potential. MORE OPPORTUNITY MORE TRUST Our associates have confidence they will be encouraged and expected to do the right thing at all times — no matter what. We’re focused on setting clear expectations and a leadership team who is accessible and transparent.

Beyond Financials Our Commitment to Corporate Citizenship Read our 2023 Corporate Citizenship Report at UMB.com/ESGreport; 2024 report available in April 2025 UMB recognizes the undeniable importance of sustainable business practices. Efficient & Sensible Resource Use Associate volunteerism and corporate philanthropy help build strong community partnerships. $6.8 million in company donations and sponsorships in 2023, supporting housing needs, small business, education and emerging talent UMB provided more than $8.3 million in grants and closing costs to first-time homebuyers across the bank’s footprint We delivered more than 344 community engagement activities and held 127 financial education classes, serving more than 1,400 community participants More than 1,000 associates participated in our matching gift program; combined with workplace giving, associated giving totaled nearly $650k Associates receive 16 hours of paid Volunteer Time Off annually. 697 participants logged nearly 7,700 hours of volunteer time in 2023, supporting 303 unique charities Community Impact All UMB-owned buildings and 4 leased locations use automated systems to conserve energy, meeting our goal to have all converted by year-end 2023. Additionally, exterior lighting upgrades saved 920k Kilowatt hours during the year More than 172k Kilowatt hours generated from solar panels 2023 recycling efforts produced more than 17k pounds of comingled recycling, 7k pounds of cardboard and 443 pounds of recycled batteries Beehives housed at a Denver branch support the local honeybee population, with a peak of 270k resident bees. Since installation, we’ve harvested 330 pounds of edible honey Effective governance practices preserve the confidence and trust of our stakeholders. 11-person board of directors, with 10 independent members, a lead independent director, and 100% independence on board committees 36% board diversity Deliberate selection criteria which includes diversity standards in the board nomination process Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit Board oversight of the executive ESG Committee Strong Corporate Governance We want our company to be as diverse as the world we live in. As an early CEO Action for Diversity and Inclusion signatory, we regularly review progress of our inclusion strategy with executives and our board of directors Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities and turn empathy into action In 2023, 36% of all UMB hires were people of color, 54% were women and 3% were veterans Diversity among executive leadership team – 50%; 7 of 14 members Inclusion & Diversity

Acquisition Update

HTLF Acquisition – Strategically Compelling

UMB

Creating a ~$68B Asset Regional Champion


Heartland: 104 (1)
UMB: 93 (2)
Pro Forma: 197

Pro Forma Snapshot (3)

$67.7B Assets

$21.8B Wealth AUM/AUA

~$8.2B Market Cap (4)

13 Total States

$57.8B Deposits

$36.8B Loans

Builds Presence in Midwest & Southwest

- ✓ **Increases density in existing markets**
- ✓ **Expands into attractive new geographies**
- ✓ **Top 10 deposit market share ranking in 5 states (5)**

	Market			Pro Forma Deposits (6)			
	State	Current Footprint		($mm)	Franchise	Rank	Share (%)
Shared States	Missouri	✓	✓	$29,138	56.1%	1	12.4%
	Colorado	✓	✓	5,835	11.2	5	3.2
	Kansas	✓	✓	3,150	6.1	7	3.2
	Arizona	✓	✓	3,086	5.9	10	1.5
	Texas	✓	✓	2,291	4.4	49	0.2
Additional HTLF States	New Mexico		✓	$2,290	4.4%	5	5.2%
	Illinois (4)		✓	1,899	3.7	31	0.3
	Wisconsin		✓	1,221	2.4	21	0.6
	Iowa		✓	1,072	2.1	24	0.9
	California		✓	1,062	2.0	70	0.1
	Minnesota		✓	499	1.0	55	0.2

(1) Expected branch count at close; (2) UMB has 93 OCC-licensed physical locations, including 89 retail branches plus 4 commercial and/or private banking centers; (3) Calculated using 12/31/24 metrics for UMBF and HTLF; (4) Pro forma market capitalization uses shares outstanding of 48.8mm for UMBF and 42.9mm for HTLF, and the closing UMBF stock price of $112.86/share, all as of 12/31/24. Assumes HTLF shares convert to 23.6mm share of UMBF, based on conversion ratio of 0.55; (5) Deposit data based on the FDIC Summary of Deposits data study as of 06/30/24; (6) UMB's branch locations in Illinois are part of the St. Louis MSA

8

Acquisition Update

Progress

- Submitted regulatory applications and filed S-4 / proxy statement; June - July
- Received approval from shareholders of both UMBF and HTLF; August 6, 2024
- Our integration program governance structure continues to facilitate planning and execution
  - Functional teams within both UMBF and HTLF
    - Focus on organizational alignment; security and oversight support; financial reconciliation
  - Integration/Conversion team
    - Focus on product and system mapping and conversion; customer segmentation
- Both UMBF and HTLF completed cultural fitness diagnostic exercises to aid in the integration of the two organizations
- Selected five HTLF directors who will join the UMBF Board at close, pending approval [(1)]
- Announced receipt of regulatory approvals from the Office of the Comptroller of the Currency and Board of Governors of the Federal Reserve; January 10, 2025

Expected Timeline

2024 — INTEGRATION PLANNING & DEVELOPMENT

2025 — CONVERSION FINALIZATION & TESTING

2Q'24 | 3Q'24 | 4Q'24 | 1Q'25 | 2Q'25 | 3Q'25 | 4Q'25

April 29
Announcement

June
Launched integration programs

June 13
Regulatory application filed

July 2
Preliminary S-4 filed

August 6
Shareholder meetings and approvals

January 10
8-K announcing OCC and Fed approvals

January 31
Targeted closing [(2)]

October
Targeted Systems and Brand Conversion

(1) See additional details on slide 48; (2) Subject to satisfaction or waiver of the remaining customary closing conditions.

9

Our Investment Thesis

Investment Thesis
Opportunity in Our Diverse Business Model

UMB

Runway for Growth

Solid capital levels and ample liquidity sources

- Strong regulatory capital ratios
- Access to multiple contingent funding sources

Diverse deposit base across multiple lines of business, customer segments and geographies

- No one commercial sector represents more than 6% of total deposits
- Long-tenured relationships: 49% of our deposit accounts have been with us for more than 10 years and account for ~36% of deposit balances (1)

Track record of strong loan growth – opportunities remain

- Underpenetrated across our geographic footprint, focused on market share gains
- Underpenetrated vertically on an asset class basis; built out specialized teams

Flexible balance sheet well-positioned for changing interest rate environments

- Above peer earning asset growth
- Lower loan-to-deposit ratio provides flexibility
- 28% of average deposit balances in DDA
- Variable asset base
- $1.5 billion of securities cash flow expected within 12 months

Differentiated revenue profile and growing fee income

- Revenue from diverse lines of business and verticals provide a natural hedge in a variety of rate environments
- Lower-than-peer reliance on mortgage and NSF/OD revenue

Time-tested underwriting philosophy

- Unwavering credit standards
- Long-tenured credit team – average of 24 years with UMB
- Chief Credit Officer – 39 years with UMB

Focus on returning value to shareholders; risk-adjusted returns

- EPS and tangible book value growth outpace peers over the long-term
- Consistent dividend growth

(1) Average collected balances for December 2024; excludes CDs, health savings and FinTech deposits.

11

Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity 35% 56% 39% $ 1,282.7 $1,291.4 $1,468.0 $613.2 $1,462.0 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 20 Year CAGR 7.2% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% -0.4% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% 20 Year CAGR 5.2% Fee Income Growth $815.5 $731.2 $913.8 $303.0 $920.1 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9 1% 20% Net Interest Income (before provision) Noninterest Income (1) (2) % fee income Peer Median % Fee Income (3) Dollars in millions. (1) Noninterest income prior to 2017 contains income from discontinued operations; (2) 2022 noninterest income included a $66.2 million pre-tax gain on the sale of Visa Inc. Class B shares; (3) UMB peers (15 banks) as of latest available annual period. Source: S&P Capital IQ. Peer group defined on slide 52. $188.3 $232.7 $179.1 $217.2 $1,000.9 $1,629.0 $440.2 $521.5 $407.2 472.2 -8% 8% 7% 10% 11% -7% 5% 15% 7% 9% 20 Year CAGR 9.0%

7% Balance Sheet Growth Across All Business Cycles Average Loans (1) Average annual balance in billions. (1) Loan balances exclude PPP loans for ’20 – ’22. (2) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ. Average Deposits Annual Loan Growth 12% 19% 19% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 20 Year CAGR 11.4% 8% 7% 13% 14% 9% 8% Average Deposits Average Total Deposit Cost Peer Median Deposit Cost (2) 1.23% 0.54% 2.78% 25% 1% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 1.51% 20 Year CAGR 10.3% 11% -6% 3% 7% 4% Conservative Loans / Deposits (%) 20-year Avg: 61% Annual Deposit Growth

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans Industry (2) UMBF Peer Median (1) Industry (2) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; (2) All FDIC-insured banks, as of last available annual period. Source: FDIC. 0.10% ’04 – ‘24 Average 0.27% ’04 – ‘24 Average 0.38% 0.18% 0.52% 0.08% 0.33% 0.86%

Capital & Liquidity Supports Growth Outlook Cash & Securities / Assets (3) Average Loans / Average Deposits Tier 1 Capital Ratio Equity / Assets UMBF Peer Median (1) UMBF Peer Median (1) Peer Median TCE / Tang. Assets (1) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; (2) Tangible equity and tangible assets are non-GAAP measures. See reconciliation on slide 56; (3) As defined by S&P Capital IQ: “Cash, cash equivalents, and investment securities/assets.” Tangible Equity / Tangible Assets (2) UMBF Equity / Assets UMBF TCE / Tang. Assets (2) 20% 15% 10% 5% 0% 100% 75% 50% 25% 0%

Risk-Adjusted Returns Rowing Close to Shore UMBF Peer Median (1) (1) UMB peers (15 banks), data as of latest available annual period. Source: S&P Capital IQ. (2) The numerator for the calculation of Return on Risk-Weighted Assets is GAAP net income, which included expenses related to the FDIC special assessment, recognized in 2023 and 2024. UMBF Peer Median (1) Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (2)

Dividend Trends Sustained Growth (1) Dividends adjusted for 2-for-1 stock split in 2006. (2) Annualized 2025 full-year dividend assumes all 4 quarterly dividends are declared at $0.40/share, consistent with 1Q 2025 dividends. The Board of Directors may declare dividends of different amounts in future quarters. Annual Dividends Declared (1) 2025 = $1.60 (2) +1.9% vs. 2024 +282.9% 2004 - 2024 (2)

4th Quarter 2024 Financial Review

(1) Net gains/losses on any disposition or impairment of debt securities + mark-to-market valuations of equity investments; (2) Operating noninterest expense and operating PTPP income & EPS are non-GAAP measures. See reconciliation on slide 55; (3) Net operating income and operating EPS are non-GAAP measures. See reconciliation on slide 54. 4Q 2024 Results At-A-Glance $ millions, except per share amounts. 4Q ’23 3Q ’24 4Q ’24 Linked-Quarter Variance & Commentary

4Q 2024 Earnings Highlights Operating PTPP Income (2) $166.9 $134.9 $157.5 $146.8 $154.6 Net Income & Net Operating Income (1) Operating PTPP Income – gains/losses on inv. securities (3) Operating PTPP Income, ex. gains/losses on inv. securities Dollars in millions, except per share amounts. (1) Net operating income and operating EPS are non-GAAP measures. See reconciliation on slide 54; (2) Operating PTPP income is a non-GAAP measure. See reconciliation on slide 55; (3) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments. EPS Net Income Operating EPS (1) Net Operating Income (1) $110.4 $122.6 $112.0 $120.7 $105.9

Revenue Trends Dollars in millions. Columns may not sum due to rounding differences. 4Q ’23 1Q ’24 2Q ’24 3Q ’24 4Q ’24 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income $4.0B $2.6B $3.5B $3.7B $3.9B Asset Yield and Liability Cost Trends Liquidity Trends NIM Spread Net Interest Income $269.0 $239.4 $245.1 9.4% 6.8% 8.8% 9.3% 9.5% $230.5 8.4% Fed funds & resell agreements Int-bearing due from banks % of average earning assets Liquidity trends shown as average quarterly balances. $ millions $ billions EA % IBL % COF % $247.4 Pre- pandemic $2.1B

Noninterest Income



$140.3
$159.2
$144.9
$158.7
$165.2
38%
40%
37%
39%
38%
20%
22%
21%
21%
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
Trust / Securities Processing
Deposit Svc. Charges.
Bankcard Fees
Trading / Invest. Banking
Brokerage Fees
Other Income
Investment Securities Gains (Losses)
Fee Income / Revenue
Peer Median Fee Income / Revenue (1)

Current Quarter Drivers

Noninterest income increased $6.5mm or 4.1%, vs. 3Q'24. Primary drivers:

- + $4.1mm gain on the sale of UMB Distribution Services in 4Q'24;
- + $2.9mm in brokerage fees from higher 12b-1/money market income;
- + $2.6mm trust and securities processing income, driven by strong performance in corporate trust, private wealth and fund services;
- + $1.7mm in derivative income related to customer swaps;
- Partial offsets include decreases of:
  - $2.0mm in investment securities gains; and
  - $2.0mm in company-owned life insurance income (COLI*).

* COLI (company-owned life insurance) income was $1.5mm in 4Q'24, compared to $3.6mm in 3Q'24, and $3.3mm in 4Q'23. Variances are offset by a proportionate change in deferred comp. expense.

Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing (2)

				LQ Variance	
	4Q'23	3Q'24	4Q'24	$ Δ	% Δ
Investment Securities Gains (Losses)					
Equity securities	1.0	2.6	0.6	(2.0)	(77.4)
AFS debt securities	-	-	-	-	-
	$1.0	**$2.6**	**$0.6**	**$4.5**	**(77.4%)**
Trust & Securities Processing					
Personal Banking	13.2	14.4	15.0	0.6	4.2
Institutional Banking					
Fund Services	38.6	43.1	43.4	0.3	0.7
Corp. Trust & Inst. Asset Mgmt.	14.8	16.7	18.5	1.8	10.8
	$66.6	**$74.2**	**$76.9**	**$2.6**	**3.6%**

Dollars in millions. (1) UMB peers (15 banks), data as of latest available quarter. Source: S&P Capital IQ. (2) Columns and rows may not sum due to rounding differences.

23

Noninterest Expense Current Quarter Drivers (1) Columns may not sum due to rounding differences; (2) Operating noninterest expense is a non-GAAP metric. See reconciliation on slide 55. Noninterest expense increased $17.9mm or 7.1%, vs. 3Q’24 on a GAAP basis. On an operating basis, which excludes FDIC special assessments and expenses related to acquisitions and severance, noninterest expense increased $15.8mm, or 6.3%. (2) Notable drivers of the linked-quarter variance in operating noninterest expense include:    + $15.4mm in salaries and bonus expense, driven by increased incentives related to 2024 company performance; and + $4.5mm in operational losses, recorded in other expense. Partial offsets include decreases of: $3.1mm in bankcard expense due to lower administrative costs; $1.8mm in deferred compensation expense*; and $1.8mm in supplies expense related to purchases of computers in the prior quarter. Deferred compensation expense was $1.3mm in 4Q’24, $3.1mm in 3Q’24, and $ 3.1mm in 4Q’23. Variances are offset by a proportionate change in COLI income. 4Q ’23 1Q ’24 2Q ’24 3Q ’24 4Q ’24 $ ∆ % ∆ $ in millions Linked-Qtr. Variance

$23,806 $ 24,387 $ 25,290 $ 23,109 Diversified Loan Portfolio Average balances in millions. Average Loan Yield Commercial R/E Asset-Based Lending C&I Residential R/E Consumer Construction Credit Card $ 23,354 Kansas City 31% Colorado 18% Arizona 9% St. Louis 17% Greater MO 5% KS - 2% Texas 11% NE - 1% OK - 1% Utah - 5% 4Q ’23 3Q ’24 4Q ’24 Linked-Qtr. Variance $ ∆ % ∆ Loans by Region

Quarterly Loan Activity Dollars in millions. (1) Payoffs and paydowns include C&I and CRE loans. (1) (1) 4Q ’23 1Q ’24 2Q ’24 3Q ’24 4Q ’24

Strong Asset Quality Nonperforming Loans NPLs / Total Loans Net Loan Charge-Offs (Recoveries) Delinquencies Delinquencies (1) Delinquencies / Total Loans Allowance for Credit Losses on Loans ACL / Total Loans Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. Net Charge-offs (Recoveries) NCOs / Average Loans

Detailed Net Charge-Off History Recent Quarterly Trends Annual 2004 - 2024 Avg. Annual NCOs 0.27% of avg. loans 2004 - 2024 Avg. Loan Balances +778%

High-Quality Investment Portfolio $7,414 $6,408 $6,865 $6,651 $5,424 $5,705 $5,653 $5,575 $5,499 Average balances - $ millions Average Blended Yield Treasuries Corp. & Commercial Paper GNMA/GSE Mortgage-Backed GSE Agencies General Obligation Municipals Revenue Bonds Collateralized Loan Obligations $6,778 Available-for-Sale (1) Held-to-Maturity (1) (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ millions

Securities Portfolio Statistics Amortized Cost (4) Fair Value (4) Net Unrealized Loss (4) $ in millions; as of 12/31/24 (1) Purchase activity, cash flow and duration includes excludes of HTM industrial revenue bonds; (2) Purchases for roll-off and overbuy, net of purchases related to sales/trades or short-term collateral needs; (3) Amounts and yields exclude impact of collateral-related short-term securities as noted in previous quarters; (4) Columns and rows may not sum due to rounding differences. Securities Portfolio Activity (1) $ in millions Pre-purchases of U.S. Treasuries and agency mortgage-backed securities in advance of planned de-levering of certain bonds held by HTLF at closing: 3Q’24 – $125 million 4Q’24 – $848 million

Deposits by Line of Business Diversified Deposit Mix $38,017 $33,526 $34,341 $35,292 Commercial Personal Institutional Commercial Banking 42% Consumer & Private Wealth 19% Capital Markets & Corp. Trust 12% Healthcare Services 8% Fund Services 8% Investor Solutions 11% 3o% 29% 27% 28% 31% Average balances in millions. $32,675 Interest-Bearing Demand & Savings Demand Deposits Time Deposits Avg. Total Deposit Cost DDA / total deposits 4Q ’23 3Q ’24 4Q ’24 Linked-Qtr. Variance $ ∆ % ∆ Brokered <1%

Interest Rate Sensitivity Impact to Net Interest Income Loan Maturities & Repricing Increase / decrease based on hypothetical rate changes and stable balance sheet Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks developed from industry estimates of prepayment speeds and other changes Ramp Scenario 67% of total end-of-period loans, or ~ $17.2B, are variable. 70% of total loans reprice within the next 12 months. Of variable loans - % tied to indices for next 12 months: Cash Flow Hedges of Interest Rate Risk Year 2 Year 1 - 300 - 200 - 100 + 100 Shock Scenario Year 2 Year 1 73% - 1-Month SOFR 80% adjust monthly 11% adjust daily 4% - other 23% - Prime 21% adjust monthly 73% adjust daily 4.05% contract; notional value of $125mm, effective 10/24 4.80% contract; notional value of $250mm, effective 12/24 5.05% contract; notional value of $250mm, effective 03/25 Floor Contracts – indexed to 1 Month SOFR; 4–6-year terms Interest Rate Floor Spreads Ten floor spreads; aggregate notional value of $2.375B Weighted average rate: 4.84% / 2.37%

Strong Capital Available Liquidity Sources Capital & Liquidity Position As of December 31, 2024 $ billions Wholesale Funding Update UMBF ratio Regulatory Minimum CET 1 Total Capital Tier 1 Leverage Regulatory Capital Ratios Tangible Common Equity Ratio (1) 6.37% Total Equity / Total Assets 6.88% 6.50% 10.00% 5.00% (1) Tangible common equity is a non-GAAP measure. See reconciliation on slide 56. 13.21% 11.29% 8.50% BTFP – $800 million paid off Oct. 2024 FHLB advances – $250 million matured Oct. 2024 Brokered CDs – $250 million matured Oct. 2024

Line of Business Updates

Commercial Banking Commercial Capabilities Investment Real Estate Industrial Multi-family Office Retail Hotel Student Housing Agribusiness Asset-based Lending Energy Lending Lending Verticals C&I Lending Owner-Occupied CRE Middle Market Working capital lines Equipment loans Business Banking Practice Finance Small Business Banking Small / Medium Business Middle Market 53% Investment Real Estate 33% Sm./Med Biz 4% Specialized Verticals 10% $21.3B Average balance for 4Q’24, excludes credit card. (1) Rank among U.S. Visa and Mastercard Commercial Card Issuers, Source: Nilson Report, May ‘24; (2) “Production ag lending” per ABA 3Q 2024, FDIC data. Additionally, UMB has significant relationships with “Agribusiness / Middle Market Ag” companies. #34 of 100 Largest Farm Lenders in the U.S. (2) Commercial Credit Card Purchase Volume (1) TOP 15 Prepaid & Purchasing Card Volume (1) TOP 10 Commercial Lending Portfolio Average Loan Balance & Composition

Commercial Banking
C&I Lending

Commercial & Industrial Statistics

- Includes Middle Market, Lending Verticals and Small / Medium Business
- Considerations
  - Internal limits on loan size and projects per sponsor
  - Concentration guidelines for all lending verticals, monitored for changing conditions

End-of-Period C&I Balance Trends

+8% YoY



$ billions
$10.2
$10.2
$10.5
$10.9
$11.1
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24

Average Line Utilization Trends



38.1%
38.9%
37.9%
37.2%
38.8%
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24

C&I Industries as % of Total UMB Loans (1)



Total Commercial & Industrial Loans
$11.1B
43.2% of total UMB loans
Finance & Insurance 9%
Construction & Real Estate Industry 5%
Energy-Related 4%
Petroleum–2%
Nat. Gas–1%
Other Energy–1%
Manu-facturing 3%
Commercial Services 3%
Materials & Commodities 3%
Agri-business 2%
Healthcare 2%
Diversified 2%
Tech. & Telecom 2%
Retail 2%
Transp. / Warehouse 2%
Other (2) 4%

(2) Other - 4% of total UMB loans

- Entertainment / Recreation
- Auto-related
- Food & Beverage
- Apparel / Textiles
- Consumer Services
- Government / Education
- Utilities

(1) End-of-period balances as of December 31, 2024.

36

Commercial Banking
Commercial Real Estate

Commercial Real Estate Statistics

- **Total** CRE and Construction = 39.5% of UMB loans
- Owner-occupied – new purchase or refinance
- Real estate development – construction / perm financing, bridge financing, renovations
- Total UMB Commercial R/E Rate Type: (2)
  - Fixed – 39%
  - Variable – 61%

Investment CRE and Construction Portfolio

- Average Loan-to-Value: 57%
- Recourse: 90%
- Investment CRE Rate Type: (3)
  - Fixed – 30%
  - Variable – 70%



$10.1B
Const. / Land Dev. 10%
Investment CRE 18%
Farmland 2%
Owner-Occupied 9%

as of Dec. 31, 2024
% of total UMB loans
1-4 Unit Resi. Construction <1%

Regulatory Concentrations

- Total non-farmland CRE / Capital(4): 195%
- Construction & Development / Capital(4): 67%

Investment CRE as % of Total UMB Loans (1)



Industrial 9%
Multifamily 7%
Office 4%
Hotel 2%
Retail 2%
Vacant Land 1%
1-4 Unit Rentals 1%
Sr. Living 1%
Other (5) 2%
Total Inv. CRE & Construction Loans
$7.3B
28.5% of total UMB loans

(5) Other - 2% of Total UMB loans

- Mixed Use
- Student Housing
- Healthcare
- Homebuilder for Sale
- Special Purpose
- Self-storage

(1) End-of-period balances as of December 31, 2024; (2) Adjusting for customer interest rate swaps on variable rate loans, "fixed" rate exposure would be ~53% and variable rate exposure would be ~47%; (3) Swap adjusted: "fixed" rate exposure ~48% and variable rate exposure ~52%; (4) Defined as Tier 1 capital plus an adjusted allowance for credit losses, per regulatory guidelines.

37

Investment Real Estate Select Property Details Average Loan: $8.9mm Average LTV: 63% Recourse: 84% Geographic Diversity – By Property Location Average Loan-to-Value, Select Asset Classes Total Investment CRE Portfolio Office CRE Portfolio MSA Diversification Statistics Market Type $987 mm Suburban Central Business District Medical Offices $ millions Industrial: 60% Multifamily: 55% Hotel: 50% Retail: 55% Vacant Land: 51% 1-4 Unit Rentals: 53% Senior Living: 63% (No state > 3.1%) By outstanding balances as of December 31, 2024

Personal Banking
Consumer

Strategic & Stable Source of Low-Cost Funds

Consumer plays a strategic role for UMB as a large and stable source of deposits. Poised for continued asset growth

Total Average Deposits
$7.2B
+19.1% YoY

Total Average Loans [1]
$3.3B
+7.2% YoY

High Customer Satisfaction

Consumer serves the personal banking needs of clients across all divisions of the bank

NPS Score
74.1
UMBF
Industry Average [2]
54.3

Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs

Retail Banking

Strategically positioned for sales growth

93 Banking Centers [3]

235 ATMs

Private Banking

Growth engine for new customers; deepening existing relationships

27 Private Bankers Across 9 regions

$2.6B Avg. Private Banking Deposits

Mortgage

Provide competitive mortgage solutions for all client types

$2.8B Avg. Mortgage Balances
+6.5% YoY

22 MLOs across UMB Footprint

Key Products Offered

- Fannie Mae / Freddie Mac
- Portfolio on balance sheet mortgages
- Secondary market mortgages
- 1st Time Homebuyer Assistance

Community Development

Expand diversity of client engagement in communities served

35 Financial Education Classes

8 Community Partners Served

700 Community Participants

Digital Capabilities across Consumer

- Digital loan and deposit application and originations
- Mobile Banking: Deposits, transfers, bill pay, acct review and more

Metrics at, or for the quarter ended, 12/31/24. (1) Includes residential real estate and other consumer loans; (2) 4Q'24 Q2 Net Promoter Score for 57 financial services companies - Medallia, Inc.; (3) 93 physical locations licensed with the OCC, including 89 retail branches plus 4 commercial and/or private banking centers.

39

Personal Banking Private Wealth Management Composition as of December 31, 2024. (1) Includes Assets Under Management and Assets Under Administration. Personal Trust 25% Investment Advisory 45% Non-Managed AUA 15% IRAs 6% Brokerage 4% Other 5% Customer Assets Wealth Management Financial planning Discretionary investment management Strategic wealth solutions for ultra-high net worth families Business succession and exit planning Brokerage services   Personal Trust & Custody Trust administration Charitable foundation planning and administration Personal custody services Unique asset administration Fine art management Trust tax preparation   Asset Management Direct private equity investment access $14.0B Managed Assets (AUM) $2.5B Non-Managed Assets (AUA) New Assets / Sales (1) $ millions

Institutional Banking
Fund Services & Institutional Custody

Assets Under Administration



$411B
$443B
$460B
$472B
$482B
$47
$178
$110
$160
$50
$196
$119
$168
$49
$205
$124
$175
$42
$212
$131
$185
$40
$202
$135
$195
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
Alternative Servicing
Custody
Fund Acct/Admin.
Transfer Agency

Note: Asset categories sum > total AUA due to shared client assets.

Registered Funds & Alternative Investments

Provides services for 2,500 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more.

Best Interval Fund Administrator (1)

Best Fund accounting and reporting software (2)

Administrator of the Year – Technology (3)

Best New Fund Services Project – RFS (4)

Best Administrator – Mid Market & Emerging Managers (5)

Institutional Custody

One of the nation's leading providers of domestic and global custody, serving insurance companies, public and private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948.

Best Custodian (6) (7)
Custodian Service of the Year (8)

+532

Net New Accounts YTD

Custody AUA +13% YoY

(1) With Intelligence '19, '20, '22 and '23 Awards; (2) Hedgeweek US Emerging Managers Awards '23; (3) Hedgeweek US Emerging Managers Awards '24; (4) Global Custodian Industry Leaders Editor's Choice '23; (5) PE Wire '23; (6) HFM Services Awards '21 and '22; (7) Hedgeweek US Awards '23; (8) Private Credit US Awards '24.

41

Institutional Banking Corp./Specialty Trust & Capital Markets (1)Thomson Reuters municipal rankings, September ‘24; (2) Ranked by number of issues. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. $42B Assets Under Administration Paying Agent in U.S. (1) (2) #2 Municipal Trustee in U.S. (1) (2) #3 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. +21% Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Public Finance Growth in new business FY 2024 vs. 2023 December YTD Closed Deals

Institutional Banking
Investor Solutions & Healthcare Services

UMB

Investor Solutions

Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program.

Sample BaaS Partnerships

Brex

EMPOWER Personal Cash™

Edelman Financial Engines™

$49B

FDIC Sweep Assets Under Administration
~ 5.3 mm accounts

~90mm

Annual ACH Transactions

Healthcare Services

Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.

INVESTOR'S BUSINESS DAILY BEST 2023 HSAs

Recognized for Investment Quality (1)

TOP 10

Top 10 HSA Custodians in the U.S. (2)

Named a Top HSA for Features & Investment Options (1)

1.6mm

HSA Account Holders

5.4mm

Benefit Cards

$3.0B

In HSA Deposits

$1.5B

In HSA Invested Assets

(1) Investor's Business Daily '23; (2) #6 in total accounts and #8 in total assets as of June 30, 2024 - Devenir Research Mid-Year '24. (3) End-of-period balances as of December 31, 2024.

43

Payments Credit & Debit Card Products Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers as of June 30, 2024. Source: Nilson Report, September 2024. Card Purchase Volume & Interchange Trends 23rd in U.S. Credit Card Purchase Volume (1) #23 $4,575 $4,558 $4,701 $4,658 $4,088 Interchange Income Consumer Credit Healthcare Debit Commercial Credit Inst. Cash Mgmt. Consumer Debit +11.9% YoY 4Q ’24 Card Spend $4.6B

Appendix

HTLF Financial Update (1) Total customer deposits include the DDA amounts shown; (2) These metrics for 12/31/23 were adjusted to exclude amounts for Rocky Mountain Bank, which was sold in 2024; removes loans of $343.8 million, total customer deposits of $531.9 million, and DDA deposits of $131.7 million.

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Tim Murphy AC, CC Janine Davidson CC, GC Tammy Peterman GC, RC K.C. Gallagher AC, RC Kris Robbins AC, RC (Chair) Greg Graves Lead Independent Director, GC (Chair) Josh Sosland GC, RC Mariner Kemper Chairman of the Board Leroy Williams CC, RC Robin Beery CC (Chair), RC Gordon Lansford AC (Chair), CC Advisory Directors Tom Wood Jim Rine Vice Chairman

Governance New Directors to Join UMBF Board Susan Murphy has served as the chairperson of the HTLF Audit Committee since April 5, 2022. She has been a Principal at The Grace Alliance, LLC in Denver since 2005, which assists individuals and families in developing and maintaining financial strategies for the future Five HTLF directors will join the UMB Financial Corporation Board (1) Brad Henderson is the chief executive officer of P33, a nonprofit organization focused on inclusively driving Chicago’s global technology leadership, where he has served since July 2019. Jenny Hopkins has been a managing partner at Crescendo Capital, a private investment firm for early-stage companies, since 2007. Margaret Lazo is a senior operating consultant at Cerberus Capital Management, a global private equity firm, where she is engaged in human capital initiatives across its portfolio companies. John Schmidt has served as the independent Chairman of the HTLF Board since March 2022.  He was previously employed as senior vice president and chief financial officer (CFO) of A.Y. McDonald Industries from 2013, and as Corporate Secretary from 2014, until his retirement in January 2025. (1) Subject to final approval by the UMBF Board at acquisition close.

Forward-Looking Statements This presentation contains, and our other communications, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in annual, quarterly and other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (“SEC”). In addition to such factors that have been disclosed previously: macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession on the heels of aggressive quantitative tightening by the Federal Reserve, decreases in demand for office space caused by shifts in the work environment, and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent documents that are filed or furnished with the SEC. Any statements about UMB Financial Corporation’s (“UMB”), Heartland Financial USA, Inc.’s (“Heartland” or “HTLF”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “objective,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between UMB and HTLF, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected.

Forward-Looking Statements In addition to factors previously disclosed in UMB’s and HTLF’s reports filed with the SEC, the following factors could cause actual results to differ materially from forward-looking statements or historical performance: The occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement; the outcome of any legal proceedings that may be instituted against UMB or HTLF; the possibility that the Transaction does not close when expected or at all because required conditions to closing are not received or satisfied on a timely basis or at all (and the risk that any approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and HTLF operate; the ability to promptly and effectively integrate the businesses of UMB and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or HTLF’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters. These factors are not necessarily all of the factors that could cause UMB’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, HTLF’s or the combined company’s results. All forward-looking statements attributable to UMB, HTLF, or the combined company, or persons acting on UMB’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and UMB and HTLF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB or HTLF update one or more forward-looking statements, no inference should be drawn that UMB or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB, HTLF and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at on the SEC’s archive site, here,) and its other filings with the SEC, and in HTLF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available here,) its other filings with the SEC, and the risks described in UMB’s definitive joint proxy statement/prospectus related to the Transaction, which was filed with the SEC on July 5, 2024, available here.

Market and Industry Data. Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, as well as third party sources and other publicly available information. Data regarding the industries in which the Company competes, its market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the Company and its industries’ future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. HTLF Data. Unless otherwise indicated, data about HTLF provided in this presentation, including financial information, has been obtained from HTLF management and its public filings with the Securities and Exchange Commission. This presentation also includes certain financial information regarding the quarter ended December 31, 2024, and is preliminary, has not been reviewed by its independent registered public accounting firm and is subject to change. HTLF's actual results remain subject to the completion of HTLF management's final review and other closing procedures and may differ materially from such financial information included in this presentation due to the completion of HTLF management's financial closing procedures, audit procedures and final adjustments. The preliminary estimates are not a comprehensive statement of HTLF's financial results and should not be viewed as a substitute for full interim or annual financial statements prepared in accordance with GAAP. In addition, these preliminary estimates as of and for the three months ended December 31, 2024, are not necessarily indicative of the result to be achieved in any future period. Accordingly, you should not place undue reliance on these preliminary financial results. Pro Forma Forward-Looking Data. Neither our nor HTLF’s independent registered public accounting firms have studied, reviewed or performed any procedures with respect to the pro forma forward-looking financial data and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. These pro forma forward-looking financial data are for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the pro forma forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Forward-Looking Statements” disclaimer above. Pro forma forward-looking financial data is inherently uncertain due to a number of factors outside of our or HTLF’s control.   Additional Information about the Transaction and Where to Find It. This presentation does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities. In connection with the Transaction, UMB filed with the SEC a registration statement on Form S-4 on June 13, 2024, as amended on July 2, 2024 (available here) to register the shares of UMB capital stock to be issued in connection with the Transaction.   Investors may obtain free copies of these documents through websites maintained by the SEC, UMB and HTLF at http://www.sec.gov, www.UMB.com, or www.htlf.com. UMB documents filed with the SEC are available free of charge by accessing the “Investor Relations” page of UMB’s website, or by directing a mailed request to UMB, Attn: Corporate Secretary, 1010 Grand Blvd., Kansas City, MO 64106. HTLF documents filed with the SEC are available free of charge by accessing the “Investor Relations” tab of HTLF’s website or, by directing a request to HTLF’s Corporate Secretary, 1800 Larimer St., #1800, Denver, CO 80202. Additional Information – HTLF Acquisition

Peer Group

Non-GAAP Reconciliations The following are non-GAAP measures used from time to time. To the extent a non-GAAP measure is used in this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. UMB believes that these non-GAAP financial measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Net operating income is defined as GAAP net income, adjusted to exclude expenses related to acquisitions and severance, the FDIC special assessment, and the cumulative tax impact of these adjustments. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and the FDIC special assessment. Tangible common equity ratio is total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Return on tangible common equity is calculated as net income divided by average tangible shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income, divided by average tangible shareholders’ equity. Tangible Book Value Unaudited, dollars in thousands except per share data.

Non-GAAP Reconciliations Unaudited, dollars in thousands except per share data. (1) Calculated using marginal tax rate of 23.0% for 2024 and 24.0% for 2023. Certain merger-related expenses are non-deductible. Net Operating Income Net operating income is defined as GAAP net income, adjusted to exclude expenses related to acquisitions and severance, the FDIC special assessment and the cumulative tax impact of these adjustments.

Non-GAAP Reconciliations Operating Pre-Tax, Pre-Provision Income Unaudited, dollars in thousands except per share data. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions and severance, and the FDIC special assessment.

Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Non-GAAP Reconciliations Unaudited, dollars in thousands. Tangible Common Equity Ratio

Non-GAAP Reconciliations Return on tangible common equity is calculated as net income divided by the company's average tangible shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income, divided by the company’s average tangible shareholders’ equity. Unaudited, dollars in thousands. Return on Tangible Common Equity & Operating Return on Tangible Common Equity